UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2015 (July 7, 2015)

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (330) 856-8800

 (Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

The Audit Committee of the Board of Directors of Avalon Holdings Corporation (the “Registrant” or "Company") recently completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ended December 31, 2015. On July 7, 2015, the Audit Committee of the Board of Directors of the Registrant notified Grant Thornton LLP ("Grant") that it was dismissing Grant as its independent registered public accounting firm effective immediately.

The reports of Grant on the financial statements of the Registrant for the years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and 2013 and through July 7, 2015, there have been no:

(i) disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or

(ii) “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Grant with a copy of this Form 8-K, and has requested that Grant furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated July 8, 2015, indicating that Grant is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On July 7, 2015, the Audit Committee of the Board of Directors of the Registrant approved to engage BDO USA, LLP (“BDO”) as the Registrant's independent registered public accountant effective upon client acceptance. In deciding to select BDO, the Audit Committee reviewed auditor independence issues and existing commercial relationships with BDO and concluded that BDO has no commercial relationship with the Company that would impair its independence for the fiscal year ended December 31, 2015. During the Registrant's two most recent fiscal years and the subsequent interim period through July 7, 2015, the Registrant did not consult BDO with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item. 9.01    Exhibits

(d) The following exhibits are filed with this report:

Exhibit Number	Description

16.1	Letter from Grant Thornton LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 8, 2015

Avalon Holdings Corporation

	By:	/s/ Bryan P. Saksa
Bryan P. Saksa
Chief Financial Officer

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